SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report: (Date of earliest event reported) April 1, 1998

                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)

New York                                 1-3247                      16-0393470
(State or other jurisdiction             (Commission           (I.R.S. Employer
of incorporation)                        File Number)        Identification No.)



One Riverfront Plaza, Corning, New York                                   14831
(Address of principal executive offices)                              (Zip Code)



(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

On April 1, 1998, Corning completed the recapitalization and sale of a controlling interest in its consumer housewares business to an affiliate of Borden, Inc. (the Consumer transaction). Corning received proceeds of $583 million in cash and will continue to retain an 8 percent interest in the Corning Consumer Products Company. In addition, Corning could receive an additional payment of up to $15 million if certain financial targets are met by Corning Consumer Products Company for the three year period 1998-2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) The following restated historical financial statements and pro forma financial information are being filed herewith:

       (1) Restated historical consolidated Statement of Income for the years ended December 31, 1995 and December 31, 1996.

       (2) Restated historical and pro forma consolidated Statement of Income for the year ended December 31, 1997.

       (3)    Pro forma consolidated Balance Sheet as of December 31, 1997.

(b)    Exhibits

       10.1 Recapitalization Agreement, dated as of March 2, 1998, among Corning Incorporated, Corning Consumer Products Company, CCPC Acquisition Corp. and Borden, Inc.

       99.1   Historical 1997 Consolidated Statements of Income by quarter

       99.2   Restated 1997 Consolidated Statements of Income by quarter

       99.3 Restated 1997, 1996, 1995, 1994 and 1993 Consolidated Statements of Income




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CORNING INCORPORATED
                                           Registrant




Date:  April 13, 1998                      By  /s/ KATHERINE A. ASBECK
                                                   Katherine A. Asbeck
                                                   Vice President and Controller



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



                              CORNING INCORPORATED

      RESTATED HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

On April 1, 1998, Corning completed the recapitalization and sale of a controlling interest in its consumer housewares business to an affiliate of Borden, Inc. (the Consumer transaction). Corning received proceeds of $583 million in cash and will continue to retain an 8 percent interest in the Corning Consumer Products Company. In addition, Corning could receive an additional payment of up to $15 million if certain financial targets are met by Corning Consumer Products Company for the three year period 1998-2000.

The restated historical Statements of Income for the three years ended December 31, 1997 have been derived from the audited financial statements of Corning and have been restated to reflect the consumer housewares business as a discontinued operation.

The unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1997 presents the consolidated results of operations of Corning assuming that the Consumer transaction had been completed as of January 1, 1997. The unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997 presents the consolidated financial position of Corning assuming that the Consumer transaction had occurred at that date. In the opinion of management, the pro forma financial statements include all material adjustments necessary to restate Corning's historical results. The adjustments required to reflect such assumptions are described in the Notes to the Pro Forma Consolidated Financial Information (Unaudited).

The unaudited Pro Forma Consolidated Financial Information of Corning should be read in conjunction with the historical financial statements of Corning included in its 1997 annual report to shareholders. The pro forma information is presented for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been for Corning had the Consumer transaction occurred as assumed herein.

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



Corning Incorporated and Subsidiary Companies
Restated Historical Consolidated Statement of Income
(In millions, except per share amounts)

                                                                  Year Ended December 31, 1995
                                                            ----------------------------------------
                                                                        Discontinued
                                                                         Operations         Restated
                                                         Historical      Adjustments (a)   Historical
                                                         ----------      ---------------   ----------
Revenues
  Net sales                                               $ 3,257.1       $   (612.4)     $  2,644.7
  Royalty, interest and dividend income                        30.6             (3.9)           26.7
                                                          ---------       ----------      ----------
                                                            3,287.7           (616.3)        2,671.4
Deductions
  Cost of sales                                             2,032.6           (423.9)        1,608.7
  Selling, general and administrative expenses                556.2           (152.1)          404.1
  Research and development expenses                           175.7             (3.5)          172.2
  Provision for restructuring                                  26.5                             26.5
  Interest expense                                             69.3            (12.7)           56.6
  Other expense, net                                           21.3             (7.4)           13.9
                                                          ---------       ----------      ----------
Income from continuing operations before taxes                406.1            (16.7)          389.4
Taxes on income                                               118.2            (10.9)          107.3
                                                          ---------       ----------      ----------
Income from continuing operations before
  minority interest and equity earnings                       287.9             (5.8)          282.1
Minority interest in earnings of subsidiaries                 (64.4)             0.1           (64.3)
Dividends on convertible preferred
  securities of subsidiary                                    (13.7)                           (13.7)
Equity in earnings (losses) of associated companies:
  Other than Dow Corning                                       66.7             (0.1)           66.6
  Dow Corning Corporation                                    (348.0)                          (348.0)
                                                          ---------       ----------      ----------
Income (loss) from continuing operations                      (71.5)            (5.8)          (77.3)
Income from discontinued operations, net of
  income taxes:
    Life science businesses                                    20.7                             20.7
    Consumer housewares business                                                 5.8             5.8
                                                          ---------       ----------      ----------
Net Loss                                                  $   (50.8)      $               $    (50.8)
                                                          =========       ==========      ==========
Basic earnings per share:
  Continuing operations                                   $   (0.32)      $    (0.03)     $    (0.35)
  Discontinued operations                                      0.09             0.03            0.12
                                                          ---------       ----------      ----------
Net Loss                                                  $   (0.23)      $               $    (0.23)
                                                          =========       ==========      ==========
Diluted earnings per share:
  Continuing operations                                   $   (0.32)      $    (0.03)     $    (0.35)
  Discontinued operations                                      0.09             0.03            0.12
                                                          ---------       ----------      ----------
Net Loss                                                  $   (0.23)      $               $    (0.23)
                                                          =========       ==========      ==========
Shares used in computing earnings per share:
  Basic earnings per share                                    226.6            226.6           226.6
                                                         =========       ==========      ==========
  Diluted earnings per share                                  226.6            226.6           226.6
                                                          =========       ==========      ==========

(a) Includes all adjustments necessary to reflect the operations of the consumer housewares business as a discontinued operation and minor reclassification adjustments.

Corning Incorporated and Subsidiary Companies
Restated Historical Consolidated Statement of Income
(In millions, except per share amounts)


                                                                  Year Ended December 31, 1996
                                                            ----------------------------------------
                                                                        Discontinued
                                                                         Operations         Restated
                                                         Historical      Adjustments (a)   Historical
                                                         ----------      ---------------   ----------
Revenues
  Net sales                                               $ 3,651.6       $   (627.6)     $  3,024.0
  Royalty, interest and dividend income                        32.9             (3.2)           29.7
                                                          ---------       ----------      ----------
                                                            3,684.5           (630.8)        3,053.7
Deductions
  Cost of sales                                             2,258.9           (428.8)        1,830.1
  Selling, general and administrative expenses                639.8           (140.4)          499.4
  Research and development expenses                           191.3             (2.1)          189.2
  Interest expense                                             69.1            (11.9)           57.2
  Other expense, net                                           38.1            (16.1)           22.0
                                                          ---------       ----------      ----------
Income from continuing operations before taxes                487.3            (31.5)          455.8
Taxes on income                                               163.2            (11.8)          151.4
                                                          ---------       ----------      ----------
Income from continuing operations before
  minority interest and equity earnings                       324.1            (19.7)          304.4
Minority interest in earnings of subsidiaries                 (52.6)             0.1           (52.5)
Dividends on convertible preferred
  securities of subsidiary                                    (13.7)                           (13.7)
Equity in earnings of associated companies                     85.1                             85.1
                                                          ---------       ----------      ----------
Income from continuing operations                             342.9            (19.6)          323.3
Income (loss) from discontinued operations, net of
  income taxes:
     Life science businesses                                 (167.3)                          (167.3)
    Consumer housewares business                                                19.6            19.6
                                                          ---------       ----------      ----------
Net Income                                                $   175.6       $               $    175.6
                                                          =========       ==========      ==========
Basic earnings per share:
  Continuing operations                                   $    1.50       $    (0.08)     $     1.42
  Discontinued operations                                     (0.74)            0.08           (0.66)
                                                          ---------       ----------      ----------
Net Income                                                $    0.76       $               $     0.76
                                                          =========       ==========      ==========
Diluted earnings per share:
  Continuing operations                                   $    1.48       $    (0.08)     $     1.40
  Discontinued operations                                     (0.70)            0.08           (0.62)
                                                          ---------       ----------      ----------
Net Income                                                $    0.78       $               $     0.78
                                                          =========       ==========      ==========
Shares used in computing earnings per share:
  Basic earnings per share                                    227.1            227.1           227.1
                                                          =========       ==========      ==========
  Diluted earnings per share                                  239.5            239.5           239.5
                                                          =========       ==========      ==========

(a) Includes all adjustments necessary to reflect the operations of the consumer housewares business as a discontinued operation and minor reclassification adjustments.

Corning Incorporated and Subsidiary Companies
Restated Historical and Pro Forma Consolidated Statement of Income (In millions, except per share amounts)

                                                                    Year Ended December 31, 1997
                                            ---------------------------------------------------------------------
                                                         Discontinued
                                                          Operations        Restated        Pro Forma        Pro
                                            Historical    Adjustments (a)  Historical     Adjustments (b)   Forma
                                            ----------    ---------------  ----------     ---------------   -----
Revenues
  Net sales                                 $  4,089.7      $  (572.9)     $  3,516.8     $              $ 3,516.8
  Royalty, interest and dividend income           39.4           (1.9)           37.5                         37.5
                                            ----------      ---------      ----------     ----------     ---------
                                               4,129.1         (574.8)        3,554.3                      3,554.3
Deductions
  Cost of sales                                2,406.2         (363.9)        2,042.3                      2,042.3
  Selling, general and administrative
    expenses                                     671.4         (129.8)          541.6                        541.6
  Research and development expenses              250.7           (0.4)          250.3                        250.3
  Interest expense                                85.0          (13.0)           72.0           (2.0)(1)      70.0
  Other expense, net                              37.6          (18.7)           18.9                         18.9
                                            ----------      ---------      ----------     ----------     ---------
Income from continuing operations
  before taxes                                   678.2          (49.0)          629.2            2.0         631.2
Taxes on income                                  227.2          (17.7)          209.5            0.8 (2)     210.3
                                            ----------      ---------      ----------     ----------     ---------
Income from continuing operations before
  minority interest and equity earnings          451.0          (31.3)          419.7            1.2         420.9
Minority interest in earnings of subsidiaries    (76.7)           0.4           (76.3)                       (76.3)
Dividends on convertible preferred
  securities of subsidiary                       (13.7)                         (13.7)                       (13.7)
Equity in earnings of associated companies        79.2                           79.2                         79.2
                                            ----------      ----------     ----------     ----------     ---------
Income from continuing operations                439.8          (30.9)          408.9            1.2         410.1
Income from discontinued operations,
  net of income taxes:
    Consumer housewares business                                 30.9            30.9                         30.9
                                            ----------      ---------      ----------     ----------     ---------
Net Income                                  $    439.8      $              $    439.8     $      1.2     $   441.0
                                            ==========      ==========     ==========     ==========     =========
Basic earnings per share:
  Continuing operations                     $     1.92      $   (0.13)     $     1.79     $     0.00     $    1.79
  Discontinued operations                                        0.13            0.13                         0.13
                                            ----------      ---------      ----------     ----------     ---------
Net Income                                  $     1.92      $              $     1.92     $     0.00     $    1.92
                                            ==========      ==========     ==========     ==========     =========
Diluted earnings per share:
  Continuing operations                     $     1.85      $   (0.13)     $     1.72     $     0.00     $    1.72
  Discontinued operations                                        0.13            0.13                         0.13
                                            ----------      ----------     ----------     ----------     ---------
Net Income                                  $     1.85      $              $     1.85     $     0.00     $    1.85
                                            ==========      ==========     ==========     ==========     =========
Shares used in computing earnings per share:
  Basic earnings per share                       228.1          228.1           228.1          228.1         228.1
                                            ==========      =========      ==========     ==========     =========
  Diluted earnings per share                     245.4          245.4           245.4          245.4         245.4
                                            ==========      =========      ==========     ==========     =========

(a) Includes all adjustments necessary to reflect the operations of the consumer housewares business as a discontinued operation and minor reclassification adjustments.

(b)  See Notes to Pro Forma Consolidated Financial Information beginning on page
     9.

Corning Incorporated and Subsidiary Companies
Restated Historical and Pro Forma Consolidated Balance Sheet
As of December 31, 1997
(In millions)


                                                         Discontinued
                                                          Operations        Restated        Pro Forma        Pro
                                            Historical    Adjustments (a)  Historical     Adjustments (b)   Forma
                                            ----------    ---------------  ----------     ---------------   -----
Assets
Current Assets
  Cash                                      $    65.3      $   (4.3)      $    61.0     $   583.0 (3)    $  476.8
                                                                                           (167.2)(4)
  Short term investments                         36.0                          36.0                          36.0
  Accounts receivable, net                      628.0         (68.3)          559.7                         559.7
  Inventories                                   564.7        (136.4)          428.3                         428.3
  Deferred taxes and other current assets       130.2         (16.1)          114.1          29.1 (3)       143.2
                                            ---------      --------       ---------     ---------        --------
Total Current Assets                          1,424.2        (225.1)        1,199.1         444.9         1,644.0

Investments
  Associated companies, at equity               292.9                         292.9                         292.9
  Others, at cost                                17.1                          17.1                          17.1
Plant & Equipment, net                        2,427.6        (159.7)        2,267.9                       2,267.9
Goodwill and Other Intangible Assets, Net       363.3         (69.1)          294.2                         294.2
Other Assets                                    286.3         (23.2)          263.1                         263.1
Net assets of discontinued operations                         357.6           357.6        (357.6)(3)
                                            ---------      --s------       ---------     ---------        --------
Total Assets                                $ 4,811.4      $ (119.5)      $ 4,691.9     $    87.3        $4,779.2
                                            =========      ========       =========     =========        ========
Liabilities and Stockholders' Equity

Current Liabilities

  Loans payable                             $   215.0      $   (2.0)      $   213.0     $  (167.2)(4)     $  45.8
  Accounts payable                              316.7         (16.7)          300.0                         300.0
  Other accrued liabilities                     485.6         (40.9)          444.7         229.5 (3)       674.2
                                            ---------      --------       ---------     ---------        --------
Total Current Liabilities                     1,017.3         (59.6)          957.7          62.3         1,020.0
                                            ---------      --------       ---------     ---------        --------
Other Liabilities                               678.1         (50.6)          627.5                         627.5
Loans Payable Beyond One Year                 1,134.1          (8.3)        1,125.8                       1,125.8
Minority Interest in Subsidiary Companies       350.3          (1.0)          349.3                         349.3
Convertible Pref. Securities of Subsidiary      365.3                         365.3                         365.3
Convertible Preferred Stock                      19.8                          19.8                          19.8
Common Stockholders' Equity
  Common Stock                                  707.2                         707.2                         707.2
  Retained Earnings                           1,296.0                       1,296.0          25.0 (3)     1,321.0
  Treasury Stock                               (724.5)                       (724.5)                       (724.5)
  Cumulative translation adjustment             (32.2)                        (32.2)                        (32.2)
                                            ---------      --------       ---------     --------         --------
Total Common Stockholders' Equity           $ 1,246.5      $              $ 1,246.5     $    25.0        $1,271.5
                                            =========      --------       =========     =========        ========
Total Liabilities and Stockholders' Equity  $ 4,811.4      $ (119.5)      $ 4,691.9     $    87.3        $4,779.2
                                            =========      ========       =========     =========        ========

(a) Includes all adjustments necessary to reflect the operations of the cosumer housewares business as a discontinued operation.

(b)  See Notes to Pro Forma Consolidated Financial Information beginning on page
     9.

                              CORNING INCORPORATED

            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

Note 1.

The pro forma adjustment represents the net decrease in interest expense of continuing operations related to the Consumer transaction. Historical income from operations of the discontinued business includes an allocation of Corning's interest expense based on the ratio of net assets of discontinued operations to consolidated net assets. This allocation related to the consumer housewares business totaled $13.0 million for the year ended December 31, 1997.

Had the Consumer transaction occurred on January 1, 1997, Corning would not have issued commercial paper during the year. Interest associated with this debt totaled $2.0 million in 1997. In accordance with rules established by the Securities Exchange Commission, the pro forma adjustment does not include interest income related to proceeds that would have been invested had the Consumer transaction occurred on January 1, 1997.

Note 2.

The pro forma adjustment to taxes on income represents the estimated income tax benefit of the pro forma increase in interest expense at the incremental statutory tax rate of 39%.

Note 3.

The pro forma adjustment to cash, deferred taxes, net assets of discontinued operations, accrued liabilities and retained earnings represents the receipt of cash proceeds totaling $583 million from the Consumer transaction, recognition of the tax liability on the gain from the Consumer transaction and establishment of reserves related to estimates of transaction costs and contractual indemnifications. Corning expects to record an after tax gain in the range of $25-$50 million from this transaction. For these pro formas, a $25 million gain has been assumed. Any difference would likely result in an increase to the adjustment to retained earnings, a decrease to the adjustment to accrued liabilities and deferred tax assets.

Note 4.

The pro forma adjustment to cash and loans payable represents the repayment by Corning of commercial paper outstanding at December 31, 1997, with a portion of the proceeds from the Consumer transaction.

                              CORNING INCORPORATED

                                  EXHIBIT INDEX

10.1 Recapitalization Agreement, dated as of March 2, 1998, among Corning Incorporated, Corning Consumer Products Company, CCPC Acquisition Corp. and Borden, Inc.

99.1   Historical 1997 Consolidated Statements of Income by quarter

99.2   Restated 1997 Consolidated Statements of Income by quarter

99.3   Restated 1997, 1996, 1995, 1994 and 1993 Consolidated Statements of
       Income




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